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                  SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 10, 2002



                            CHAPARRAL RESOURCES, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                    0-7261                     84-0630863
 ---------------------------        ----------                -----------------
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)              Identification No.)


           16945 Northchase, Suite 1620
                  Houston, Texas                                   77060
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      (Address of Principal Executive Offices)                   (Zip Code)




       Registrant's telephone number, including area code: (281) 877-7100

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Item 1.   Changes in Control of Registrant.

On May 10, 2002, Central Asian Industrial Holdings N.V ("CAIH") acquired a beneficial ownership interest in 26,002,624 shares, or 64.54%, of the common stock of Chaparral Resources, Inc. ("Chaparral" or the "Company"), as part of an overall debt and equity restructuring of Chaparral. CAIH, a private investment holding company organized and existing under the laws of The Netherlands Antilles, is a significant investor in the Kazakh oil sector with stakes of 30% in Hurricane Hydrocarbons Ltd. (Nasdaq: HHLF and TSE: HHL.A) and 35% in Nelson Resources Ltd. (TSE: NLG).

CAIH invested $12 million into the Company, consisting of an $8 million equity contribution into Chaparral in exchange for 22,925,701 shares of Chaparral's common stock and a $4 million investment into Chaparral's wholly-owned subsidiary, Central Asian Petroleum (Guernsey) Limited ("CAP-G") in exchange for a three-year note bearing interest at 12% per annum issued jointly and severally by the Company and CAP-G. As part of the note, CAIH also received a warrant to purchase 3,076,923 shares of Chaparral's common stock at an exercise price of $1.30 per share. CAIH utilized its own working capital to fund the total $12 million investment into Chaparral and CAP-G.

As part of the restructuring, Open Joint Stock Company Kazkommertsbank ("Kazkommertsbank"), an affiliate of CAIH, provided a total credit facility of $33 million to Closed Joint Stock Company Karakudukmunai ("KKM") at an annual interest rate of 14% repayable in five years (the "KKM Credit Facility"). The loan from Kazkommertsbank consisted of $28 million that was used to repay a substantial portion of the Company's loan with Shell Capital Inc (the "Shell Capital Loan") on May 7, 2002, and $5 million to be used for KKM's working capital requirements. The Company paid CAIH a $1.788 million restructuring fee.

On May 7, 2002, the Shell Capital Loan was transferred from Shell Capital to CAIH. On May 10, 2002, (i) the remaining balance of the Shell Capital Loan was written down to $2.45 million and restructured to reflect a 14% interest rate,
(ii) the warrant for 1,785,455 shares of the Company's common stock previously issued to Shell Capital was cancelled, (iii) Shell Capital's 40% net profits interest in CAP-G was reacquired for a nominal amount and cancelled, (iv) Chaparral acquired an additional 10% interest in KKM from Dardana Limited for $1.2 million and 1 million shares of the Company's common stock, and (v) Chaparral redeemed 50,000 shares of its outstanding Series A Preferred Stock held by the Exeter Finance Group for $2.3 million.

Shell Capital Services Limited, as the facility agent for Shell Capital, discontinued and withdrew all legal proceedings against Chaparral and CAP-G, and all parties to the original Shell Capital Loan have mutually released each other from future liability arising under or in connection with the Shell Capital Loan. All other agreements with Shell Capital or its affiliates have been terminated, including KKM's crude oil sales agreement with Shell Trading International Limited and its technical services agreement with Shell Capital Services Limited. Additionally, Chaparral's political risk insurance and transportation risk insurance policies have been canceled.

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As a condition of the restructuring, Allen & Company Incorporated ("Allen") and
Whittier Ventures, LLC ("Whittier"), which collectively owned a majority of the outstanding shares of the Company's common stock prior to the issuance of common stock to CAIH on May 10, 2002, entered into agreements with Chaparral whereby they agreed to vote all of the shares of common stock held by them in favor of certain amendments to the Company's certificate of incorporation and bylaws and to cause the Board of Directors of the Company to be comprised of seven directors, five of which are to be designated by CAIH and two of which will be designated by the Company's incumbent directors and acceptable to CAIH. The letters from Allen and Whittier to CAIH are attached as exhibits to this filing, as well as the proposed amendments to the Company's certificate of incorporation and bylaws.

In connection with the restructuring, four of the Company's incumbent directors voluntarily resigned as directors and the board adopted a resolution increasing the size of the board to seven directors. James A. Jeffs remained as a director. Askar Alshinbayev, Ian Connor, John Duthie, Nikolai Klinchev and Peter Dilling were appointed to Chaparral's Board effective May 10, 2002. The following is a brief biography of each of Chaparral current Board members:

          Askar Alshinbayev, age 37, has served as Managing Director of OJSC Kazkommertsbank, the largest private bank in the Republic of Kazakhstan, since 1996, and is the Chief Executive Officer of Central Asian Industrial Holdings, N.V.. Mr. Alshinbayev received a degree in computer control systems from the Kazakh Polytechnic Institute in Almaty, Kazakhstan and studied at the Institute of Economy, Academy of Science of Russia in Moscow, Russia.

          James A. Jeffs, age 50, has served as Co-Chairman of the Board of Chaparral from May 1999 to May 2002. Since 1994, Mr. Jeffs has served as Managing Director and the Chief Investment Officer for The Whittier Trust Company, a trust and investment management company, with substantial oil and gas interests. From 1993 to 1994, Mr. Jeffs was a Senior Vice President of Union Bank of California. Mr. Jeffs was the Chief Investment Officer of Northern Trust of California, N.A., a trust and investment management company, from 1992 to 1993. Mr. Jeffs was Chief Investment Officer and Senior Vice President of Trust Services of America, a trust and investment management company, from 1988 to 1992 and served as President and Chief Executive Officer of TSA Capital Management, an institutional investment management company, during that period.

          Ian Connor, age 35, has served as Managing Director of OJSC Kazkommertsbank since April 2001. From May 1997 though March 2001, Mr. Connor served as a senior executive officer of Global Menkul Degerler A.S., a major Turkish brokerage house. Mr. Connor received a Bachelor of Science in Mathematics from the University in Edinburgh in 1988 and qualified as a member of the Institute of Chartered Accountants in England and Wales in 1991.

          Peter G. Dilling, age 52, has served has President, Chief Executive Officer and Director of Anglo-African Energy since 1999. Prior to 1999, Mr. Dilling served as a senior officer or consultant to several firms in the oil and gas exploration and production industry. Mr. Dilling is a Law graduate from London, England.

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          John Duthie, age 59, has served as Country Manager for West LB Turkey, since 1994. He previously held various positions with Merrill Lynch & Co. and Deutsche Bank. Mr. Duthie received a degree in history in 1963.

          Nikolai Klinchev, age 44, has served as Managing Director and board member of CJSC Karakudukmunai since 1996. Mr. Klinchev graduated from Almaty Institute of Energy in Almaty, Kazakhstan, as a power engineer in 1980 and studied production management in St. Petersburg (formerly Leningrad), Russia, graduating in 1988.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.


Number         Exhibit
------         -------

10.1 Shareholder Consent Letter dated May 7, 2002 from Allen & Company Incorporated to Chaparral Resources, Inc.

10.2 Shareholder Consent Letter dated May 7, 2002 from Whittier Trust Company to Chaparral Resources, Inc.

10.3 Form of Proposed Amendment to the Certificate of Incorporation of Chaparral Resources, Inc.

10.4           Form of Proposed Amendments to the Bylaws of Chaparral Resources,
               Inc.

10.5 Master Agreement, dated May 9, 2002, between Chaparral Resources, Inc. and Central Asian Industrial Holdings, N.V., incorporated by reference to Exhibit 10.1 to Chaparral Resources, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 20, 2002.

10.6 Mutual Release Agreement, dated May 7, 2002, among Chaparral Resources, Inc., Central Asian Petroleum (Guernsey) Limited, Central Asian Petroleum, Inc. and Closed Type JSC Karakudukmunay, and Shell Capital Inc., Shell Capital Services Limited and Shell Capital Limited, incorporated by reference to Exhibit 10.2 to Chaparral Resources, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 20, 2002.

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10.7           Promissory Note, dated May 10, 2002, jointly and severally between Chaparral Resources, Inc. and Central Asian Petroleum (Guernsey) Limited and Central Asian Industrial Holdings, N.V., incorporated by reference to Exhibit 10.3 to Chaparral Resources, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 20, 2002.

10.8 Stock Purchase Warrant, dated May 10, 2002, between Chaparral Resources, Inc. and Central Asian Industrial Holdings, N.V. incorporated by reference to Exhibit 10.4 to Chaparral Resources, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 20, 2002.

10.9 Registration Agreement, dated May 10, 2002, between Chaparral Resources, Inc. and Central Asian Industrial Holdings, N.V. incorporated by reference to Exhibit 10.5 to Chaparral Resources, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 20, 2002.

10.10          Agreement, dated May 8, 2002, between Chaparral Resources, Inc.
               and Exeter Finance Group, Inc. incorporated by reference to
               Exhibit 10.6 to Chaparral Resources, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 20, 2002.

10.11 Stock Purchase Agreement, dated May 9, 2002, between Chaparral Resources, Inc. and Dardana Limited incorporated by reference to
               Exhibit 10.7 to Chaparral Resources, Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, filed with the Securities and Exchange Commission on May 20, 2002.

99.1 Joint Press Release, dated May 13, 2002, of Chaparral Resources, Inc. and Central Asian Industrial Holdings, N.V.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHAPARRAL RESOURCES, INC.



Date:  May 24, 2002                         By:  /s/  Michael B. Young
                                               ---------------------------------
                                                      Michael B. Young
                                                      Treasurer and Controller
                                                      (Principal Financial and
                                                      Accounting Officer)

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